UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2024
 ______________________
INGREDION INCORPORATED
(Exact name of registrant as specified in its charter)
 ______________________

Delaware	1-13397	22-3514823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois		60154
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (708) 551-2600
Not Applicable
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e)    Effective on July 23, 2024, the People, Culture and Compensation Committee (the “Committee”) of the Board of Directors of Ingredion Incorporated (the “Company”) approved and adopted two executive pay plans (each, a “Pay Plan”), consisting of:
•the Ingredion Incorporated Executive Severance Pay Plan (the “Severance Pay Plan”); and
•the Ingredion Incorporated Executive Change in Control Severance Pay Plan (the “Change in Control Severance Pay Plan”).
The Pay Plans provide for severance payments to the Company’s named executive officers of the type currently governed by the Company’s executive severance agreements with those officers, although the terms of the Pay Plans differ in certain respects from the terms of the executive severance agreements.
The executives eligible to participate in the Pay Plans (the “eligible executives”) consist of executive employees of the Company who are subject to the requirements of Section 16 of the Securities Exchange Act of 1934 (the “Section 16 officers”), which generally includes all named executive officers, including the Chief Executive Officer (the “CEO”) and the Chief Financial Officer (the “CFO”), and other executive officers of the Company.
As of the date of adoption of the Pay Plans, the Company’s Section 16 officers are parties to executive severance agreements with the Company under which they are entitled to receive severance payments of the type provided for in the Pay Plans, as described in the Company’s filings with the Securities and Exchange Commission. The current Section 16 officers will become subject to the Pay Plans, which will supersede their executive severance agreements, if those officers agree to participate in the Pay Plans. If any current Section 16 officer does not participate in the Pay Plans, the officer’s entitlement to severance payments will continue to be governed by the terms of the officer’s executive severance agreement. All executive employees who become Section 16 officers after the date of adoption of the Pay Plans will participate in the Pay Plans during their service as a Section 16 officer.
An eligible executive may only receive a payment from one of the Pay Plans.
Severance Pay Plan. A participant in the Severance Pay Plan will be eligible to receive severance payments and other benefits if the participant’s employment is terminated by the Company without “Cause” or if the participant terminates employment for “Good Reason” (as each such term in defined in the plan).
Upon a payment triggering event, the participant will be entitled to receive severance pay, in installments over a designated severance period, equal to a specified multiple of the participant’s (i) then current annual base salary and (ii) target annual bonus, which the plan defines to mean the annual bonus opportunity most recently awarded before the employment termination under the Company’s Annual Incentive Plan, assuming 100% achievement of all goals for the award of such bonus. The CEO will be entitled to receive two times this amount over a 24-month severance period, the CFO will be entitled to receive 1.5 times this amount over an 18-month severance period, and the other Section 16 officers will be entitled to receive one times this amount over a 12-month severance period. In addition, if the Company determines to pay bonuses under the Annual Incentive Plan during the year of employment termination, the participant will be entitled to receive the equivalent of a portion of the participant’s annual bonus for that year under the Annual Incentive Plan, prorated to the termination date. The participant also will be entitled to continue to receive specified health care benefits for the length of the severance period.
To receive the severance payments and benefits, the participant will be required, among other obligations, to execute a waiver and release of claims in favor of the Company and to remain in compliance with any post-employment obligations or covenants contained in any agreement between the Company and the participant.

Change in Control Plan. A participant in the Change in Control Plan will be eligible to receive severance payments and other benefits if the participant’s employment is terminated by the Company without “Cause” or if the participant terminates employment for “Good Reason” within two years following a “Change in Control” (as each such term is defined in the plan). Consistent with the change in control payment terms in the existing executive severance agreements, the Change in Control Plan thus requires a double-trigger event resulting in an employment termination in order for the amounts under the plan to be payable to the participant.
Upon a payment triggering event, the participant will be entitled to receive severance pay, in a single lump sum payment, equal to a specified multiple of the participant’s (i) then current annual base salary and (ii) target annual bonus, which the plan defines to mean the annual bonus opportunity most recently awarded before the employment termination under the Company’s Annual Incentive Plan, assuming 100% achievement of all goals for the award of such bonus. The CEO and the CFO as of January 1, 2024 each will be entitled to receive three times this amount and the other Section 16 officers will be entitled to receive two times this amount. In addition, each participant will be entitled to receive a “bonus equivalent” payment equal to the participant’s annual bonus under the Annual Incentive Plan for the year of employment termination, prorated to the termination date. This payment will be calculated and based on target (100%) achievement of the Company’s financial results, with the individual performance component calculated at target (100%) achievement. The participant also will be entitled to continue to receive specified health care benefits for 18 months.
To receive the payments and benefits, the participant will be required, among other obligations, to execute a waiver and release of claims in favor of the Company and to remain in compliance with any post-employment obligations or covenants contained in any agreement between the Company and the participant.
The foregoing description of the Pay Plans is not complete and is qualified in all respects by reference to the Severance Pay Plan and the Change in Control Plan, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this report.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Ingredion Incorporated Executive Severance Pay Plan
10.2	Ingredion Incorporated Executive Change in Control Severance Pay Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2024	Ingredion Incorporated

	By:	/s/ Tanya M. Jaeger de Foras
Tanya M. Jaeger de Foras Senior Vice President, Chief Legal Officer, Corporate Secretary and Chief Compliance Officer